Exhibit 10.12.10

AMENDMENT NO. 6

to the

AMENDED AND RESTATED ADDENDUM to

FINE PAPERS SUPPLY AGREEMENT

between

PHILIP MORRIS USA INC.

and

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

This Amendment No. 6, effective December 31, 2005, is by and between Philip Morris USA Inc. (formerly Philip Morris Incorporated), a Virginia corporation doing business as Philip Morris U.S.A. (“Buyer”), and Schweitzer-Mauduit International, Inc., a Delaware corporation (“Seller”).

RECITALS

Whereas, Buyer and Seller have previously entered into the Second Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000, which has been amended by Amendment No. 1, effective May 23, 2002, Amendment No. 2, effective January 1, 2003, Amendment No. 3, effective August 11, 2003, Amendment No. 4, effective January 1, 2004, Amendment No. 5, effective December 15, 2004 and Amendment No. 6, effective December 31, 2004 (as amended, the “Agreement”);

Whereas, Buyer and Seller have also previously entered into the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2000, amended by Amendment No. 1, effective August 4, 2000, Amendment No. 2, effective January 25, 2001, Amendment No. 3, effective September 26, 2001, Amendment No. 4, effective September 12, 2002 and Amendment No. 5, effective December 31, 2004 (as amended, the “Addendum”).

Whereas, Buyer and Seller now wish to further amend the Addendum as provided herein.

Now therefore, in consideration of the promises exchanged herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:

1.                                       Definitions.   Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Addendum.

2.                                       Compensation.  Section 3.5.3.1 is hereby deleted in its entirety and replaced with the following revised Section 3.5.3.1:

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Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24b-2, promulgated under the Securities Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

	X	Y
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3.                                       Other Provisions Unchanged.   All other provisions of the Addendum shall remain unchanged.

4.                                       Entire Agreement.   The Addendum and this Amendment No. 6 constitute the entire agreement between the parties regarding the subject matter contained herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 6, intending that the parties should be bound thereby.

PHILIP MORRIS USA INC.		SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By:		By:

Name:	Craig E. Stariha	Name:	Peter J. Thompson
Title:	Director, Purchasing	Title:	President – U.S. Operations